UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10475

COUNTRY Mutual Funds Trust
(Exact name of registrant as specified in charter)

1705 N. Towanda Ave., P.O. Box 2020
Bloomington, IL 61702
(Address of principal executive offices) (Zip code)

James M. Jacobs
Office of the General Counsel
1701 N. Towanda Ave.
Bloomington, IL 61702
(Name and address of agent for service)

1-800-245-2100
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2008

Item 1. Reports to Stockholders.

Annual Report

December 31, 2008

COUNTRY VP Growth Fund

COUNTRY VP Bond Fund

INVESTMENT ADVISOR’S LETTER TO SHAREHOLDERS

January 2009

Dear Shareholders:

Upon reviewing last year’s letter, the actions of 2008 couldn’t be any farther apart.  The Standard & Poors 500 Index finished the year negative by 37% capping off one of the worst individual years in history.  The silver lining, if there is one, is that the COUNTRY VP Growth Fund bettered the index by over 6%. Turmoil in bond markets resulted in the average bond fund posting a 3.0% loss, but the COUNTRY VP Bond Fund was able to deliver a positive return of 3.35%.

How times change.  Last year, popular cocktail party conversations dealt with hedge funds, private equity funds, and commodity funds.  Today, the dominant topic is what kind of rates people get on their CDs and money market accounts.  We were fortunate enough not to chase into any of the more esoteric investment vehicles since most of them have completely collapsed from their all-time highs.  Volatility in stocks reached levels that were almost unthinkable while the price of energy, and just about every other commodity, soared to levels unimaginable to even seasoned professionals.

In almost every historical period, prices almost predictably rise farther than thought, and in most cases, fall farther and faster than anticipated.  This reversion to the mean was evident throughout 2008 in countless ways.  The price of oil peaked at $145 and ended the year at just under $45.  Corn peaked at almost $8 and has since settled around the $4 level.  Soybeans peaked at $16 and finished the year at $10.  Examples are numerous.  We witnessed a number of firsts during the year as well.  The term “bailout” is now common as the entire Financial sector has come under siege and many bellwether firms are now no longer in existence.  Lehman Brothers declared bankruptcy, Merrill Lynch and Bear Stearns were acquired by larger financial institutions, and numerous other firms have either been forced to merge or have been seized by regulators. We have seen the prices of blue chip stocks get trashed, debt levels, both personal and national, skyrocket, an unprecedented housing crisis, and to cap the year off arguably the biggest Ponzi scheme in history was exposed.  The good news is that the market is in the cleansing process and will work through all these difficulties in time.

With hard work and diligence, we avoided a lot of the pitfalls of 2008 and achieved excellent relative performance.  However, our work here is not done.  We are fortunate to have an extremely talented staff that is very diligent in serving our shareholders.

For the year ahead, we feel that we have positioned our portfolios to capitalize on what we believe are the trends that can be profitably exploited.  Overall, the economy is showing signs of reorganizing and dealing with the difficulties at hand.  Lower energy costs, easing commodity prices, and historically low interest rates are all positives for the economy.  We aren’t out of the woods yet, but we are making great strides in an effort to regain some sort of normalcy.  Our work will be difficult, but we will be unwavering in our effort to find not just great companies, but great investments.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-422-8261 or visiting www.countryinvestment.com.

COUNTRY VP GROWTH FUND
Inception Date 11/17/03

The annualized total returns for the Fund for the period ended December 31, 2008, are as follows:

1 Year	5 Years	Since Inception
(30.93)%	(1.50)%	(0.30)%

Expense Ratio – 0.90%

These returns assume all dividends and capital gains distributions were re-invested in the Fund and reflect voluntary fee waivers in effect.  In the absence of fee waivers, returns would be reduced. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.

Over the past year, domestic equity markets as measured by the S&P 500 Index had a total return of (37.00)%.  The average mutual fund with similar characteristics as the VP Growth Fund (represented by Lipper, Inc.’s Large Cap Core Funds (Variable Underlying Funds) Average) returned (38.76)% during this same time period.  The VP Growth Fund ranked in the 7th percentile compared to the Lipper peer group for the past year and in the 24th percentile for the past five years.

The stock market declined precipitously in the second half of 2008 as the viability of the domestic financial system was threatened.  Most major financial institutions came under pressure as bankruptcies, forced mergers, and regulatory seizures cascaded throughout the financial system. Massive stimulus programs from both the Federal Reserve and Congress flooded the markets with liquidity to combat the crisis as short-term rates were cut to just above 0% and bailout plans targeted toward troubled assets and institutions were put in place. Late in the year, the National Bureau of Economic Research confirmed that a recession had begun in December of 2007, a situation that many had suspected. The disclosure of a massive Ponzi scheme in December served to put an exclamation mark on the entire situation. The incoming administration has disclosed plans to continue to expand stimulus programs but it is unclear what these actions will achieve. There is massive de-leveraging occurring in the private sector that does not bode well for employment and consumer spending.

The VP Growth Fund has been battered along with the overall market but has managed to perform better than the S&P 500. While we had been hopeful of finding opportunities to take a more constructive stance, these did not develop. While there may be some near term trading rallies following the market’s sharp decline, we do not anticipate any sustainable long-term advance until the economy can stabilize. We expect that fundamental analysis of individual stocks in combination with continued defensive bias will be the strategies needed to navigate the markets for the foreseeable future.

COUNTRY VP BOND FUND
Inception Date 11/17/03

The annualized total returns for the Fund for the period ended December 31, 2008, are as follows:

1 Year	5 Years	Since Inception
3.35%	3.82%	3.80%

Expense Ratio – 0.70%

These returns assume all dividends and capital gains distributions were re-invested in the Fund and reflect voluntary fee waivers in effect.  In the absence of fee waivers, returns would be reduced. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.

Recession and mounting corporate defaults are causing turmoil in the credit markets.

The Federal Reserve cut its key interest rate seven times in 2008.  At the start of the year it was 4.25% and with the last cut in December it stands at a record low of 0.25%.  Prices of corporate and mortgage bonds sank to new lows and yield spreads versus Treasuries widened to record levels.  In 2008, junk bonds fell 26% and investment grade corporate bonds lost nearly 7%.  We feel very satisfied with the Fund’s 3.35% return for this period.

During 2009, we expect credit spreads to narrow.  We are now overweight corporate and mortgage debt as we reduced our Treasury positions.  We are looking to add corporate bonds to the portfolio as opportunities arise.  We feel the bond market offers an opportunity for decent returns in the current disinflation environment.

Sincerely,

Bruce D. Finks
Vice President

Please refer to the Portfolio Highlights sections for index and peer average, including descriptions and performance.  The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market.  The Index does not reflect investment management fees, brokerage commission and other expenses associated with investing in equity securities.

The Lipper Large Cap Core Funds (Variable Underlying Funds) Average are Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.  Large-cap core funds have more latitude in the companies in which they invest.  These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee.  Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of Funds with similar investment objectives.  Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Mutual fund investing involves risk; principal loss is possible.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

For use only when accompanied or preceded by a prospectus.

The Distributor of the Country VP Funds is COUNTRY Capital Management Company.

COUNTRY VP Mutual Funds — Expense Example December 31, 2008 (unaudited)

As a shareholder of the COUNTRY VP Growth Fund and COUNTRY VP Bond Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 for the period 7/1/08 – 12/31/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COUNTRY VP Growth Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period
	Value 7/1/08	Value 12/31/08	7/1/08 – 12/31/08*
Actual(1)	$1,000.00	$ 758.01	$3.98
Hypothetical(2)	$1,000.00	$1,020.61	$4.57

(1)	Ending account values and expenses paid during period based on a (24.20)% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COUNTRY VP Bond Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period
	Value 7/1/08	Value 12/31/08	7/1/08 – 12/31/08*
Actual(1)	$1,000.00	$1,017.52	$3.55
Hypothetical(2)	$1,000.00	$1,021.62	$3.56

(1)	Ending account values and expenses paid during period based on a 1.75% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Illustration of $10,000 Investment December 31, 2008

VP GROWTH FUND vs. STANDARD & POOR’S 500 INDEX AND LIPPER LARGE CAP CORE FUNDS (VARIABLE UNDERLYING FUNDS) AVERAGE

Past performance is not indicative of future results.

(1)	The above graph represents the growth of $10,000 of the VP Growth Fund.

Average Annual Returns*
1 Year	(30.93)%
5 Year	(1.50)%
Since Inception (11/17/03)	(0.30)%

*
Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.  The Index is unmanaged.  Performance for the VP Growth Fund would have been lower if returns had taken insurance charges into account.

Illustration of $10,000 Investment December 31, 2008

VP BOND FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX AND
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS (VARIABLE UNDERLYING FUNDS) AVERAGE

Past performance is not indicative of future results.

(1)	The above graph represents the growth of $10,000 of the VP Bond Fund.

Average Annual Returns*
1 Year	3.35%
5 Year	3.82%
Since Inception (11/17/03)	3.80%

*
Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.  The Index is unmanaged.  Performance for the VP Bond Fund would have been lower if returns had taken insurance charges into account.

COUNTRY VP Mutual Funds — Allocation of Portfolio Assets December 31, 2008 (unaudited)

COUNTRY VP Growth Fund*

COUNTRY VP Bond Fund*

*	Expressed as a percentage of total investments.

COUNTRY VP Mutual Funds — Portfolio Highlights

COUNTRY VP Growth Fund

Average Annual Returns  December 31, 2008
			Since Inception
	1 Year	5 Years	11/17/03
COUNTRY VP Growth Fund (11/17/03)(1)	(30.93)%	(1.50)%	(0.30)%
S&P 500 Index(2)	(37.00)%	(2.19)%	(0.88)%
Lipper Large Cap Core Funds (Variable Underlying Funds) Average(3)	(38.76)%	(2.91)%	(1.54)%

(1)	Performance would have been lower if returns had taken insurance charges into account.
(2)
The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(3)
The Lipper Large Cap Core Funds (Variable Underlying Funds) Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.  Large-cap core funds have more latitude in the companies in which they invest.  These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

Ten Largest Holdings (excludes short-term investments)  December 31, 2008
	Value	Percent of Fund
Exxon Mobil Corporation	$359,235	3.87%
General Electric Company	273,780	2.95%
The Procter & Gamble Company	272,008	2.93%
Wal-Mart Stores, Inc.	269,088	2.90%
AT&T, Inc.	228,000	2.46%
Iron Mountain, Inc.	220,097	2.37%
WellPoint Inc.	214,863	2.32%
Genentech, Inc.	207,275	2.23%
CVS Caremark Corporation	204,054	2.20%
3M Co.	181,251	1.95%
	$2,429,651	26.18%

COUNTRY VP Bond Fund

Average Annual Returns  December 31, 2008
			Since Inception
	1 Year	5 Years	11/17/03
COUNTRY VP Bond Fund (11/17/03)(1)	3.35%	3.82%	3.80%
Merrill Lynch U.S. Domestic Master Bond Index(2)	6.20%	4.91%	4.88%
Barclays Capital Aggregate Bond Index(3)	5.24%	4.65%	4.63%
Lipper Intermediate Investment Grade Debt Funds (Variable Underlying Funds) Average(4)	(3.00)%	2.69%	2.76%

(1)	Performance would have been lower if returns had taken insurance charges into account.
(2)	The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities greater than one year.
(3)
The Barclays Capital Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.  The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors.

(4)
The Lipper Intermediate Investment Grade Debt Funds (Variable Underlying Funds) Average consists of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.

Ten Largest Holdings (excludes short-term investments)  December 31, 2008
	Value	Percent of Fund
Government National Mortgage Association, 4.828%, 11/16/2033	$503,292	2.85%
Federal Home Loan Bank, 4.500%, 07/02/2015	500,000	2.83%
U.S. Treasury Bonds, 5.375%, 02/15/2031	480,922	2.73%
Federal Home Loan Mortgage Corp., 4.000%, 11/15/2018	480,145	2.72%
U.S. Treasury Inflation Index Notes, 3.000%, 07/15/2012	472,209	2.68%
Wachovia Bank Commercial Mortgage Trust, 4.445%, 11/15/2035	427,027	2.42%
Government National Mortgage Association, 5.000%, 07/15/2033	286,487	1.62%
Federal Home Loan Mortgage Corp., 4.500%, 01/15/2014	275,750	1.56%
U.S. Treasury Bonds, 7.500%, 11/15/2016	273,062	1.55%
JPMorgan Chase Commercial Mortgage Finance Corp., 5.050%, 12/12/2034	271,065	1.54%
	$3,969,959	22.50%

COUNTRY VP Mutual Funds — Schedule of Investments December 31, 2008

COUNTRY VP Growth Fund

	Shares	Value
COMMON STOCKS — 97.64%
Consumer Discretionary — 9.20%
Comcast Corporation	5,900	$99,592
Gentex Corporation	18,300	161,589
H&R Block, Inc.	5,800	131,776
The Home Depot, Inc.	5,850	134,667
Kohl’s Corporation (a)	2,800	101,360
Limited Brands	9,600	96,384
Target Corporation	3,700	127,761
		853,129
Consumer Staples — 14.66%
Archer-Daniels-Midland Company	5,500	158,565
CVS Caremark Corporation	7,100	204,054
The Kroger Co.	3,000	79,230
McCormick & Company	3,400	108,324
Philip Morris International, Inc.	3,800	165,338
The Procter & Gamble Company	4,400	272,008
Sysco Corporation	4,500	103,230
Wal-Mart Stores, Inc.	4,800	269,088
		1,359,837
Energy — 12.27%
Apache Corporation	2,200	163,966
Chesapeake Energy Corp.	8,100	130,977
ChevronTexaco Corp.	1,900	140,543
ConocoPhillips	2,100	108,780
Exxon Mobil Corporation	4,500	359,235
Halliburton Company	6,600	119,988
Schlumberger Limited (b)	2,700	114,291
		1,137,780
Financials — 10.19%
ACE Limited (b)	3,400	179,928
AFLAC INCORPORATED	2,900	132,936
American Express Company	3,600	66,780
Bank of America Corporation	3,000	42,240
The Bank of New York Mellon Corporation	3,013	85,358
Citigroup Inc.	6,500	43,615
JPMorgan Chase & Co.	5,000	157,650
State Street Corp.	3,250	127,823
Wells Fargo & Company	3,700	109,076
		945,406
Health Care — 15.82%
Abbott Laboratories	2,400	128,088
Amgen Inc. (a)	1,900	109,725
Covance, Inc. (a)	1,700	78,251
Forest Laboratories, Inc. (a)	1,000	25,470
Genentech, Inc. (a)	2,500	207,275
Hologic, Inc. (a)	7,500	98,025
Johnson & Johnson	3,000	179,490
Medco Health Solutions, Inc. (a)	2,900	121,539
Medtronic, Inc.	5,200	163,384
Pfizer Inc.	8,000	141,680
WellPoint Inc. (a)	5,100	214,863
		1,467,790
Industrials — 13.80%
3M Co.	3,150	181,251
Caterpillar Inc.	2,550	113,908
Emerson Electric Co.	2,800	102,508
FedEx Corp.	2,300	147,545
General Electric Company	16,900	273,780
Illinois Tool Works, Inc.	4,600	161,230
Iron Mountain, Inc. (a)	8,900	220,097
Trinity Industries, Inc.	5,100	80,376
		1,280,695
Information Technology — 14.32%
Cisco Systems, Inc. (a)	6,400	104,320
EMC Corporation (a)	10,800	113,076
Intel Corporation	11,200	164,192
International Business Machines Corporation	1,500	126,240
Intuit Inc. (a)	7,000	166,530
Microsoft Corporation	8,750	170,100
Nokia Corp. - ADR	9,200	143,520
Oracle Corp. (a)	5,600	99,288
QUALCOMM Inc.	2,850	102,116
Western Union Company	9,700	139,098
		1,328,480
Materials — 1.32%
Newmont Mining Corporation	3,000	122,100

Telecommunication Services — 3.88%
AT&T, Inc.	8,000	228,000
Verizon Communications Inc.	3,900	132,210
		360,210
Utilities — 2.18%
Dominion Resources Inc.	2,700	96,768
FPL Group, Inc.	2,100	105,693
		202,461
TOTAL COMMON STOCKS
(Cost $10,808,614)		9,057,888

	Principal
	Amount
CORPORATE BONDS — 1.14%
Northern States Power Co.
8.000%, 08/28/2012	$100,000	105,459
TOTAL CORPORATE BONDS
(Cost $100,964)		105,459
	Shares
SHORT-TERM INVESTMENTS — 1.32%
Money Market Funds — 1.32%
Janus Money Market Fund	122,625	122,625
TOTAL SHORT-TERM INVESTMENTS
(Cost $122,625)		122,625
TOTAL INVESTMENTS — 100.10%
(Cost $11,032,203)		9,285,972
LIABILITIES IN EXCESS
OF OTHER ASSETS — (0.10)%		(9,606)
TOTAL NET ASSETS — 100.00%		$9,276,366

Percentages are stated as a percent of net assets.
ADR — American Depository Receipt
(a)	Non-income producing.
(b)	Foreign issuer.

The accompanying notes are an integral part of these financial statements.

COUNTRY VP Mutual Funds — Schedule of Investments December 31, 2008

COUNTRY VP Bond Fund

	Principal
	Amount	Value
ASSET-BACKED SECURITIES — 3.81%
Caterpillar Financial Asset Trust
4.940%, 04/25/2014	$100,000	$96,837
CIT Equipment Collateral
5.050%, 04/20/2014	200,000	193,710
Citibank Credit Card Issuance Trust
4.150%, 07/07/2017	75,000	59,523
Countrywide Asset-Backed Certificates
5.549%, 08/25/2021	90,644	75,249
John Deere Owner Trust
4.890%, 03/16/2015	100,000	90,624
PG&E Energy Recovery Funding LLC
4.470%, 12/25/2014	100,000	95,160
Residential Asset Securities Corporation
4.767%, 10/25/2032	83,296	61,134
TOTAL ASSET-BACKED SECURITIES
(Cost $741,636)		672,237

CORPORATE BONDS — 37.44%
Abbott Laboratories
5.600%, 05/15/2011	100,000	105,585
American Honda Finance Corporation
4.500%, 05/26/2009
(Acquired 05/18/2004, Cost $49,894) (a)	50,000	50,375
6.700%, 10/01/2013
(Acquired 09/24/2008, Cost $99,904) (a)	100,000	100,801
American International Group, Inc.
5.850%, 01/16/2018	200,000	134,057
Apache Corp.
6.900%, 09/15/2018	100,000	108,291
Archer-Daniels-Midland Company
5.450%, 03/15/2018	100,000	98,432
AT&T Inc.
5.500%, 02/01/2018	200,000	202,125
Baltimore Gas and Electric Company
6.730%, 06/12/2012	100,000	99,279
Bank of New York Mellon
4.500%, 04/01/2013	100,000	99,433
BHP Billiton Finance
5.125%, 03/29/2012 (d)	100,000	94,057
Burlington Northern Santa Fe
5.750%, 03/15/2018	150,000	144,597
Canadian Pacific Railroad Company
5.750%, 05/15/2013 (d)	100,000	92,546
Citigroup, Inc.
5.500%, 08/27/2012	100,000	97,072
Coca Cola Enterprises, Inc.
7.375%, 03/03/2014	100,000	109,811
ConocoPhillips
6.650%, 07/15/2018	100,000	104,515
Credit Suisse New York
5.000%, 05/15/2013 (d)	100,000	96,243
Duke Energy Carolinas LLC
5.750%, 11/15/2013	100,000	103,423
E.I. Du Pont De Nemours
5.000%, 01/15/2013	150,000	151,357
General Electric Capital Corporation
4.250%, 12/01/2010	200,000	200,762
5.000%, 06/27/2018 (b)	150,000	143,707
Harley-Davidson Funding
5.250%, 12/15/2012
(Acquired 12/05/2007, Cost $99,886) (a)	100,000	69,777
Hewlett Packard Co.
4.500%, 03/01/2013	200,000	203,017
Honeywell International, Inc.
4.250%, 03/01/2013	200,000	199,614
IBM Corp.
7.625%, 10/15/2018	100,000	119,920
Ingersoll-Rand Company Ltd.
6.230%, 11/19/2027 (d)	150,000	150,877
International Bank
Reconstruction & Development
6.760%, 03/04/2020 (b)	200,000	194,000
JPMorgan Chase & Co.
5.375%, 10/01/2012	250,000	255,739
Kellogg Co.
5.125%, 12/03/2012	150,000	149,949
Kraft Foods, Inc.
6.750%, 02/19/2014	150,000	155,665
Merck & Co. Inc.
5.760%, 05/03/2037	75,000	78,521
Merrill Lynch & Co. Inc.
5.450%, 02/05/2013	150,000	144,187
National Rural Utility
Cooperative Finance Corporation
10.375%, 11/01/2018	50,000	58,520
Perforadora Centrale
5.240%, 12/15/2018 (d)	66,676	71,864
Pitney Bowes, Inc.
5.250%, 01/15/2037	50,000	44,020
Regions Bank
7.500%, 05/15/2018	50,000	42,972
Rio Tinto Financial
5.875%, 07/15/2013 (d)	75,000	59,738
Simon Property Group LP
5.750%, 12/01/2015	100,000	65,319
Southern California Edison Co.
5.750%, 03/15/2014	100,000	104,794
State Street Corp.
5.375%, 04/30/2017	100,000	93,950
Toyota Motor Credit Corporation
4.350%, 12/15/2010	200,000	201,988
Transocean, Inc.
5.250%, 03/15/2013 (d)	100,000	92,880
United Parcel Service, Inc.
4.500%, 01/15/2013	200,000	206,308
United Technologies Corp.
5.375%, 12/15/2017	150,000	151,634
Verizon Communications Inc.
5.500%, 02/15/2018	100,000	96,185
Vessel Management Services Inc.
4.960%, 11/15/2027	76,000	82,085
Virginia Electric & Power Co.
4.500%, 12/15/2010	250,000	246,737
Wal-Mart Stores, Inc.
4.125%, 02/15/2011	225,000	230,209
6.200%, 04/15/2038	100,000	114,446
Walt Disney Company
4.700%, 12/01/2012	150,000	154,377
Wells Fargo & Company
4.875%, 01/12/2011	150,000	150,006
5.625%, 12/11/2017	150,000	156,492
William Wrigley Junior Co.
4.650%, 07/15/2015	40,000	29,600

The accompanying notes are an integral part of these financial statements.

COUNTRY VP Mutual Funds — Schedule of Investments December 31, 2008

COUNTRY VP Bond Fund (continued)

	Principal
	Amount	Value
CORPORATE BONDS — 37.44% (continued)
XTO Energy, Inc.
4.625%, 06/15/2013	$100,000	$90,813
TOTAL CORPORATE BONDS
(Cost $6,641,663)		6,602,671

MORTGAGE-BACKED SECURITIES — 32.48%
Bank of America Mortgage Securities
5.250%, 10/25/2020	95,971	82,648
Citicorp Mortgage Securities, Inc.
5.000%, 08/25/2020	53,044	49,132
6.000%, 11/25/2036	100,000	72,077
Federal Home Loan Mortgage Corp.
6.500%, 03/01/2015	66,315	68,897
4.000%, 11/15/2018	500,000	480,145
5.000%, 11/15/2018	200,000	201,905
5.750%, 12/15/2018	57,476	59,070
5.000%, 10/01/2020	96,311	99,123
5.000%, 10/15/2031	150,000	152,181
Federal National Mortgage Association
3.500%, 09/01/2013	65,509	65,705
5.000%, 02/01/2014	85,161	87,854
5.000%, 05/01/2023	191,493	196,845
5.500%, 09/01/2025	130,049	133,641
5.500%, 02/01/2033	110,131	113,284
5.290%, 11/25/2033	150,000	151,500
5.500%, 12/01/2035	110,490	113,395
5.000%, 06/01/2038	204,062	208,566
6.500%, 02/25/2044	52,100	52,979
6.500%, 05/25/2044	52,607	53,840
GE Capital Commercial Mortgage Corporation
4.706%, 05/10/2043	140,876	131,235
Government National Mortgage Association
4.500%, 05/20/2014	136,735	137,880
5.500%, 10/20/2015	157,296	164,225
4.140%, 03/16/2018	50,638	50,663
4.116%, 03/16/2019	70,906	71,122
4.031%, 01/16/2021	151,135	151,663
3.727%, 03/16/2027	82,047	82,152
6.000%, 12/15/2031	63,090	65,386
6.000%, 02/15/2032	79,432	82,249
7.000%, 07/15/2032	52,831	55,551
5.000%, 07/15/2033	278,242	286,487
4.828%, 11/16/2033	500,000	503,292
6.000%, 10/15/2036	216,912	224,300
JP Morgan Commercial Mortgage Finance Corp.
5.050%, 12/12/2034	300,000	271,065
Mortgage IT Trust
4.250%, 02/25/2035 (b)	57,463	39,292
Nomura Asset Acceptance Corporation
6.500%, 03/25/2034
(Acquired 01/20/2004, Cost $29,748) (a)	28,256	25,978
6.500%, 10/25/2034
(Acquired 08/18/2004, Cost $51,339) (a)	49,216	43,276
Residential Asset Securitization Trust
4.750%, 02/25/2019	80,886	69,084
5.080%, 11/01/2022	55,179	56,299
5.570%, 03/01/2026	82,886	86,312
Vendee Mortgage Trust
5.750%, 11/15/2032	50,000	56,405
Wachovia Bank Commercial Mortgage Trust
4.445%, 11/15/2035	450,000	427,027
5.232%, 07/15/2041 (b)	75,000	63,043
Wells Fargo Mortgage Backed Securities Trust
4.450%, 10/25/2033 (b)	84,757	58,244
5.594%, 07/25/2036 (b)	146,111	83,161
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $5,852,679)		5,728,178

U.S. GOVERNMENT AGENCY ISSUES — 5.87% (c)
Federal Home Loan Bank
4.840%, 01/25/2012	64,203	65,001
4.500%, 07/02/2015 (b)	500,000	500,000
4.000%, 07/09/2018 (b)	100,000	99,962
Federal Home Loan Mortgage Corp.
4.500%, 01/15/2014	250,000	275,750
New Valley Generation IV
4.687%, 01/15/2022	85,366	94,704
TOTAL U.S. GOVERNMENT AGENCY ISSUES
(Cost $982,147)		1,035,417

U.S. TREASURY OBLIGATIONS — 9.48%
U.S. Treasury Bonds — 4.27%
7.500%, 11/15/2016	200,000	273,062
5.375%, 02/15/2031	350,000	480,922
		753,984
U.S. Treasury Inflation Index Bonds — 0.96%
2.375%, 01/15/2025	172,342	169,380
U.S. Treasury Inflation Index Notes — 4.25%
3.000%, 07/15/2012	481,808	472,209
1.875%, 07/15/2013	117,918	111,018
2.000%, 01/15/2014	175,815	166,585
		749,812
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,604,520)		1,673,176

	Shares
SHORT-TERM INVESTMENTS — 10.27%
Money Market Funds — 10.27%
Federated Prime Obligations Fund	496,964	496,964
Janus Money Market Fund	788,490	788,490
Virtus Insight Money Market Fund	525,844	525,844
		1,811,298
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,811,298)		1,811,298
TOTAL INVESTMENTS — 99.35%
(Cost $17,633,943)		17,522,977
OTHER ASSETS IN EXCESS
OF LIABILITIES — 0.65%		113,836
TOTAL NET ASSETS — 100.00%		$17,636,813

Percentages are stated as a percent of net assets.
(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2008 these securities represented 1.65% of total net assets.

(b)	The coupon rate shown on variable rate securities represents the rates at December 31, 2008.
(c)	The obligations of certain U.S. Government-Sponsored entities are neither issued nor guaranteed by the United States Treasury.
(d)	Foreign issuer.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities December 31, 2008

	COUNTRY VP	COUNTRY VP
	Growth Fund	Bond Fund

Assets:
Investments in securities:
At cost	$11,032,203	$17,633,943
At value	$9,285,972	$17,522,977
Receivable for capital stock sold	5	43
Dividends receivable	16,261	—
Interest receivable	2,871	154,476
Prepaid expenses and other assets	1,635	2,417
Total assets	9,306,744	17,679,913

Liabilities:
Payable for capital stock redeemed	890	2,822
Payable to Advisor	2,580	189
Accrued expenses and other liabilities	26,908	40,089
Total liabilities	30,378	43,100
Net Assets	$9,276,366	$17,636,813

Net Assets Consist of:
Paid in capital	11,359,958	17,748,022
Undistributed net investment income	—	—
Accumulated net realized loss on investments	(337,361)	(243)
Net unrealized depreciation on investments	(1,746,231)	(110,966)
Total — representing net assets applicable to outstanding capital stock	$9,276,366	$17,636,813

Shares outstanding	1,118,847	1,775,296
Net asset value, redemption price and offering price per share	$8.29	$9.93

The accompanying notes are an integral part of these financial statements.

Statements of Operations for the Year Ended December 31, 2008

	COUNTRY VP	COUNTRY VP
	Growth Fund	Bond Fund

Investment Income:
Dividends	$244,673	$—
Interest	5,175	831,057
Total investment income	249,848	831,057

Expenses:
Investment advisory fees (Note F)	89,011	87,776
Transfer agent fees	5,546	5,916
Professional fees	29,403	42,922
Printing	1,343	2,058
Custody fees	3,913	5,898
Administration fees	8,066	12,094
Accounting fees	7,657	21,797
Miscellaneous fees	1,553	2,019
Insurance	2,652	3,769
Trustees’ fees	4,627	7,285
Registration fees	1,088	1,198
Total expenses	154,859	192,732
Less: Expenses waived (Note F)	(48,045)	(69,846)
Net expenses	106,814	122,886
Net Investment Income	143,034	708,171

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(337,361)	176,877
Net change in unrealized depreciation on investments	(3,996,947)	(319,523)
Net realized and unrealized loss on investments	(4,334,308)	(142,646)
Increase (Decrease) in Net Assets Resulting from Operations	$(4,191,274)	$565,525

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	COUNTRY VP Growth Fund		COUNTRY VP Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/08	12/31/07	12/31/08	12/31/07
Operations:
Net investment income	$143,034	$142,599	$708,171	$671,286
Net realized gain (loss) on investments	(337,361)	678,674	176,877	20,535
Net change in unrealized appreciation (depreciation) on investments	(3,996,947)	89,655	(319,523)	459,949
Net increase (decrease) in net assets resulting from operations	(4,191,274)	910,928	565,525	1,151,770

Dividends and Distributions to Shareholders (Note B):
Net investment income	(143,034)	(142,885)	(715,946)	(671,149)
Net realized gains on investments	(115,480)	(734,188)	(90,919)	—
Return of capital	(847)	—	(1,707)	—
Total distributions	(259,361)	(877,073)	(808,572)	(671,149)

Capital Stock Transactions — Net (Note C)	(31,778)	306,779	1,091,587	597,552
Total increase (decrease) in net assets	(4,482,413)	340,634	848,540	1,078,173

Net Assets:
Beginning of year	13,758,779	13,418,145	16,788,273	15,710,100
End of year*	$9,276,366	$13,758,779	$17,636,813	$16,788,273
* Including undistributed net investment income of	$—	$—	$—	$5,769

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The table below sets forth financial data for a share of capital stock outstanding throughout each of the years presented.

	COUNTRY VP Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.28	$12.23	$11.47	$11.19	$10.61

Income from investment operations
Net investment income(1)	0.13	0.13	0.17	0.13	0.13
Net realized and unrealized gain (loss)	(3.89)	0.71	1.06	0.47	0.68
Total from investment operations	(3.76)	0.84	1.23	0.60	0.81

Less distributions
Dividends from net investment income	(0.13)	(0.13)	(0.17)	(0.14)	(0.13)
Distributions from capital gains	(0.10)	(0.66)	(0.30)	(0.18)	(0.10)
Total distributions	(0.23)	(0.79)	(0.47)	(0.32)	(0.23)
Net asset value, end of year	$8.29	$12.28	$12.23	$11.47	$11.19
Total investment return(2)	(30.93)%	6.88%	10.83%	5.33%	7.60%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$9,276	$13,759	$13,418	$12,403	$11,521
Ratio of expenses to average net assets:
Before expense waiver and reimbursement(3)	1.30%	1.24%	1.32%	1.48%	1.41%
After expense waiver and reimbursement(3)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets:
Before expense waiver and reimbursement(3)	0.81%	0.67%	1.02%	0.58%	0.67%
After expense waiver and reimbursement(3)	1.21%	1.01%	1.44%	1.16%	1.18%
Portfolio turnover rate	21.82%	29.33%	26.70%	14.11%	13.18%

(1)	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each year.
(2)	Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
(3)	Ratios do not include fees and expenses of any variable annuity contract or variable life insurance policy.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The table below sets forth financial data for a share of capital stock outstanding throughout each of the years presented.

	COUNTRY VP Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.06	$9.77	$9.84	$10.03	$10.01

Income from investment operations
Net investment income(1)	0.40	0.41	0.38	0.35	0.29
Net realized and unrealized gain (loss)	(0.07)	0.29	(0.07)	(0.17)	0.05
Total from investment operations	0.33	0.70	0.31	0.18	0.34

Less distributions
Dividends from net investment income	(0.41)	(0.41)	(0.38)	(0.37)	(0.31)
Distributions from capital gains	(0.05)	—	—	—	(0.01)
Total distributions	(0.46)	(0.41)	(0.38)	(0.37)	(0.32)
Net asset value, end of year	$9.93	$10.06	$9.77	$9.84	$10.03
Total investment return(2)	3.35%	7.23%	3.34%	1.82%	3.46%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$17,637	$16,788	$15,710	$15,465	$15,252
Ratio of expenses to average net assets:
Before expense waiver and reimbursement(3)	1.10%	1.05%	1.23%	1.50%	1.38%
After expense waiver and reimbursement(3)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets:
Before expense waiver and reimbursement(3)	3.64%	3.82%	3.28%	2.76%	2.20%
After expense waiver and reimbursement(3)	4.04%	4.17%	3.81%	3.56%	2.88%
Portfolio turnover rate	31.72%	13.59%	11.46%	18.36%	35.22%

(1)	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each year.
(2)	Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
(3)	Ratios do not include fees and expenses of any variable annuity contract or variable life insurance policy.

The accompanying notes are an integral part of these financial statements.

COUNTRY VP Mutual Funds — Notes to Financial Statements December 31, 2008

Note (A) Organization and Significant Accounting Policies:  The COUNTRY Mutual Funds Trust represent a series of four funds (referred to herein as “Funds”). Each of the Funds has distinct investment objectives and policies. These financial statements contain two of the four Funds. The two VP Funds are as follows: COUNTRY VP Growth Fund (“VP Growth Fund”); and COUNTRY VP Bond Fund (“VP Bond Fund”) (collectively, the “COUNTRY VP Funds”). The COUNTRY Mutual Funds Trust was organized as a business trust under the laws of Delaware on August 13, 2001. The COUNTRY VP Funds commenced operations on November 17, 2003. The Funds are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-ended management investment companies.

The Funds’ prospectus provides descriptions of each Fund’s investment goals and principal strategies.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

(1)  Security Valuation: Securities are valued at fair value. In valuing a Fund’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined.  If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day.  Securities primarily traded in the Nasdaq National Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last bid price on the day of valuation. Over-the-counter securities not listed on the Nasdaq National Market System are valued at the mean of the current bid and asked prices. Securities other than short-term securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. Short-term investments, such as those with a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair market value.  The money market funds held by the individual Funds are valued at net asset value. Securities may be valued at fair value as determined in good faith by the Board of Trustees.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The Funds adopted FAS 157 effective January 1, 2008.  A summary of the fair value hierarchy under FAS 157 is described below.

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2008:

	Investments in Securities
Description	VP Growth Fund	VP Bond Fund
Level 1 — Quoted prices	$9,180,513	$4,360,187
Level 2 — Other significant
observable inputs	105,459	13,162,790
Level 3 — Significant
unobservable inputs	—	—
Total	$9,285,972	$17,522,977

(2) Investment Income and Securities Transactions:  Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is accrued daily and adjusted, if necessary, for accretion of discount and amortization of premium. Securities transactions are accounted for on the trade date basis. Gains or losses on the sale of securities are determined by use of the specific identification method for both financial reporting and income tax purposes.

(3) Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and intend to distribute substantially all of their net taxable ordinary income and long-term capital gains, if any, at least annually. Accordingly, no provisions for Federal income and excise taxes have been recorded in the accompanying financial statements.

(4) Dividends and Distributions:  Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(5) Other:  Expenses shared by the Trust are generally allocated to each Fund based upon relative net assets. Expenses directly attributable to a Fund are allocated directly to that Fund.

COUNTRY VP Mutual Funds — Notes to Financial Statements December 31, 2008 (continued)

Note (B) Dividends from Net Investment Income and Distributions of Capital Gains:  The VP Growth Fund declares and distributes net investment income dividends to shareholders twice a year. The VP Bond Fund declares and distributes net investment income dividends to shareholders monthly. Dividends are automatically reinvested in additional Fund shares, at the then current net asset value, for those shareholders that have elected the reinvestment option. Net realized gains from investment transactions, if any, of all Funds are distributed at least annually.

Note (C) Capital Stock:  At December 31, 2008, each of the Funds is authorized to issue an unlimited number of shares.

Transactions in capital stock were as follows:

	VP Growth Fund				VP Bond Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2008		December 31, 2007		December 31, 2008		December 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	21,932	$232,030	31,864	$406,218	160,436	$1,616,293	64,868	$637,580
Shares issued through
reinvestment of dividends	2,692	27,092	7,155	88,603	11,991	119,491	5,721	56,329
Shares redeemed	(26,618)	(290,900)	(14,944)	(188,042)	(65,193)	(644,197)	(9,767)	(96,357)
Net increase (decrease) in capital stock	(1,994)	$(31,778)	24,075	$306,779	107,234	$1,091,587	60,822	$597,552

Note (D) Investment Transactions:  Purchases and sales of investment securities, other than U.S. government obligations and short-term investments, for the year ended December 31, 2008, were as follows:

	Purchases	Sales
VP Growth Fund	$2,600,848	$2,756,258
VP Bond Fund	5,168,582	3,401,891

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of U.S. government securities were as follows:

	Purchases	Sales
VP Growth Fund	$—	$—
VP Bond Fund	—	2,290,906

Note (E) Income Tax Information:  At December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	VP Growth Fund	VP Bond Fund
Cost of investments	$11,033,117	$17,633,943
Gross unrealized appreciation	$809,381	$498,356
Gross unrealized depreciation	(2,556,526)	(609,322)
Net unrealized depreciation	$(1,747,145)	$(110,966)
Undistributed ordinary income	$—	$—
Undistributed long-term capital gains	—	—
Total distributable earnings	$—	$—
Other accumulated losses	$(336,447)	$(243)
Total accumulated losses	$(2,083,592)	$(111,209)

For fiscal year 2008, there were differences between cost of investments for financial reporting and cost of investments for Federal income tax due to wash sales.

The tax character of distributions paid during the year ended December 31, 2008 and 2007 were as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
VP Growth Fund
Ordinary income	$158,133	$186,966
Long-term capital gain	100,381	690,107
Return of capital	847	—
	$259,361	$877,073

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
VP Bond Fund
Ordinary income	$741,808	$671,149
Long-term capital gain	65,057	—
Return of capital	1,707	—
	$808,572	$671,149

COUNTRY VP Mutual Funds — Notes to Financial Statements December 31, 2008 (continued)

The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended December 31, 2008.

GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences had no effect on the total net assets of the Funds. On the Statements of Assets and Liabilities, the following reclassifications were made:

	Undistributed Net	Accumulated Net	Paid In
	Investment Income	Realized Loss	Capital
VP Growth Fund	$—	$—	$—
VP Bond Fund	$2,006	$(2,006)	$—

Capital loss carryovers and post-October loss deferrals as of December 31, 2008 were as follows:

	Net Capital Loss	Capital Loss	Post-October
	Carryover(1)	Carryover Expiration	Losses(2)
VP Growth Fund	(183,606)	12/31/2016	(152,841)
VP Bond Fund	—	—	(243)

(1)	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.
(2)	Loss is recognized for tax purposes on January 1, 2009.

FASB Interpretation No. 48, “Accounting For Uncertainty in Income Taxes” (“FIN 48”), requires the Funds to analyze all open tax years.  Open tax years are those years that are open for examination by the relevant taxing authority.  As of December 31, 2008, open Federal and state income taxes include the tax years ended December 31, 2005, December 31, 2006, December 31, 2007 and December 31, 2008.  The Funds have no examinations in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial positions or results of operations.  There is no tax liability resulting from uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-ends December 31, 2005, December 31, 2006, December 31, 2007 and December 31, 2008.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Note (F) Advisory and Other Related Party Transactions:  Under its Advisory Agreement with the Funds, COUNTRY Fund Management, a department of COUNTRY Trust Bank (the “Advisor”), provides investment advisory services for the Funds. The Funds pay the Advisor at the following annual percentage rates of the average daily net assets of each Fund: VP Growth Fund, 0.75% and VP Bond Fund, 0.50%. These fees are accrued daily and paid to the Advisor monthly. COUNTRY Trust Bank serves as the Funds’ Custodian, without compensation after voluntary waivers. Custody fees waived for VP Growth Fund and VP Bond Fund for the year ended December 31, 2008 were $3,913 and $5,898, respectively.

The Advisor has agreed to reduce its fees and reimburse the VP Growth Fund to the extent total annualized expenses exceed 0.90% of average daily net assets and the VP Bond Fund to the extent total annualized expenses exceed 0.70% of average daily net assets.  These agreements may be terminated at any time after May 31, 2010.

Investment advisory fees paid to the Advisor, and expenses reimbursed by the Advisor, for the year ended December 31, 2008, were as follows:

			Expenses
			Waived and
	Advisory	Advisory	Reimbursed
	Rate	Fee	by Advisor*
VP Growth Fund	0.75%	$89,011	$44,132
VP Bond Fund	0.50%	$87,776	$63,948

*	Excludes waiver of custody fees.

At December 31, 2008, 89.4% of the shares outstanding of the VP Growth Fund and 84.5% of the shares outstanding of the VP Bond Fund were owned by COUNTRY Mutual Insurance Company.

The legal counsel to the Funds also serves as in-house counsel to the Advisor and COUNTRY Trust Bank and as Secretary to the Funds. Legal fees incurred by the VP Growth Fund and VP Bond Fund for the year ended December 31, 2008 were  $3,934 and $5,448, respectively.  Legal fees are included in professional fees in the Statements of Operations.  Certain other officers of the Trust are also officers of the Advisor.  Trustees affiliated with the Advisor receive no compensation from the Funds.

Note (G) New Accounting Standards:  In March 2008, FASB issued its Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.  SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  As of December 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedge items.

COUNTRY VP Mutual Funds — Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
COUNTRY Mutual Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of COUNTRY VP Growth Fund and COUNTRY VP Bond Fund (two series constituting COUNTRY Mutual Funds Trust) (the “Funds”) as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included verification by examination of securities held by the custodian as of December 31, 2008, and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of COUNTRY VP Growth Fund and COUNTRY VP Bond Fund of COUNTRY Mutual Funds Trust at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
February 23, 2009

COUNTRY VP Mutual Funds — Approval of Advisory Contract

The Funds’ investment advisor is COUNTRY Fund Management, a department of COUNTRY Trust Bank.  The Funds and the advisor have entered into investment advisory agreements with respect to each Fund which are renewable annually by the Board of Trustees or by votes of a majority of each Fund’s outstanding voting securities.  Any such renewals must also be approved by the votes of a majority of each Fund’s trustees who are not parties to the agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approvals.  The agreements may be terminated without penalty at any time by the Board of Trustees of a Fund, by votes of the shareholders or by the advisor upon sixty days written notice.  The agreements terminate automatically if assigned.

In considering the Investment Advisory Agreement, the trustees considered several factors they believed, in their own business judgment, to be relevant in reviewing the Investment Advisory Agreements including but not limited to the investment advisor’s cost in providing the service, reasonableness of the investment advisory fees, performance of the Funds, quality and extent of services provided, and the expense ratios of the Funds relative to other comparable funds.

To assist the Board in its evaluation of the quality of the advisor’s services, the Board received a memorandum from the advisor with information factors relevant to the Board’s decision on whether to renew the Investment Advisory Agreements.  The information below summarizes the Board’s consideration in connection with its approval of the Agreements.  In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered.  However, the Board concluded that each of the various factors referred to below collectively favored such approval.

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by the advisor under the Agreements.  The advisor’s most recent registration form on the Securities and Exchange Commission’s Form ADV Part II was provided to the Board.  Also reviewed and analyzed by the Board were the background, education and experience of the advisor’s key investment personnel as well as portfolio manager compensation issues.  The Board further considered the sources of information used by the advisor as the basis for investment advice as well as the methods investment personnel used to evaluation such information.  The Board also analyzed and reviewed the trading strategies of the Funds.  The Board concluded that these factors supported renewal of the Agreements.

In evaluating the costs of the services provided to the Funds by the advisor, the Board received statistical and other information regarding the Funds’ total expense ratio and its various components, including management fees and investment-related expenses.  The information included a comparison of the Funds’ various expenses to industry averages for each particular Fund’s peer group.  The Board also reviewed and analyzed a summary of determination criteria for compensation of Portfolio Managers.  Based on these factors, the Board concluded that the fees under the Agreements were reasonable and fair in light of the nature and quality of the services provided by the advisor.

The Board further reviewed and analyzed the advisor’s current compliance program and reviewed summaries of the advisor’s policies on such compliance issues as revenue sharing, broker commission allocations, soft dollars, directed brokerage, business continuity, portfolio holdings disclosure policies, and proxy voting policy.  The advisor’s procedures for market timing and late trading were also reviewed.  The Board concluded that the factors reviewed and analyzed favored approval of the Investment Advisory Agreements.

COUNTRY VP Mutual Funds — Additional Tax Information (unaudited)

The COUNTRY VP Growth Fund designates 100.00% for the fiscal year ended December 31, 2008 of dividends declared from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

The COUNTRY VP Growth Fund designates 100.00% of dividends declared during the fiscal year ended December 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Additional Information Applicable to Foreign Shareholders Only:
The COUNTRY VP Growth Fund and COUNTRY VP Bond Fund designate 2.82% and 84.72%, respectively, of their ordinary income distributions for the year ended December 31, 2008 as interest-related dividends under Internal Revenue Code Section 871 (K)(1)(C).

The COUNTRY VP Growth Fund and COUNTRY VP Bond Fund designate 9.50% and 3.48%, respectively, of their ordinary income distributions for the year ended December 31, 2008 as short-term capital gain distributions under Internal Revenue Code Section 871 (K)(2)(C).

COUNTRY VP Mutual Funds — Trustees and Officers Information

COUNTRY Mutual Funds Trust(1) Trustees and Officers

Name/			Principal Occupation During Past Five Years
Address(2)/Birthday	Age	Position Held	and Other Directorships Held by Trustee
William G. Beeler	70	Trustee since 2005	Chairman, Environment Committee to Study McLean County into the 21st Century; Past Chairman,
(2/26/39)			McLean County Cooperative Extension Council; Past Member, McLean County Zoning Board of Appeals; McLean County Regional Planning Commission; Past Chairman, McLean County Livestock Association. Farmer.

Charlot R. Cole	67	Trustee since 1996	Property Developer, 1979 to date; Member Macoupin-Greene County Cooperation Extension Council
(6/12/41)			(formerly Macoupin County Cooperative Extension Council), 1992 to date and President, 1995 to date; Secretary/Treasurer, Cole Farms, Inc., 1980 to date. Farmer.

Nancy J. Erickson	51	Trustee since 1995	President of McHatton Farm Management, Inc., 1981 to date. Farmer.
(8/24/57)

Robert D. Grace	61	Trustee since 2001	Director, Illini FS, Inc., 1990 to date; Secretary, Illini FS, Inc., 1997 to date. Farmer.
(3/20/47)

Robert W. Weldon	75	Trustee since 2003	Retired. Board Member, Town of Normal Police Pension Board, 2001 to date.
(1/30/34)

William H. Olthoff*	65	Trustee since 2007	Director: Illinois Agricultural Association and Affiliated Companies(3), 2000 to date; Director: COUNTRY
(7/11/43)			Trust Bank, 2003 to date; Farmer.

Carson H. Varner, Jr.	63	Trustee since 2007	Professor of Business Law, College of Business, Illinois State University, 1984 to date; Farm Manager,
(5/18/45)			Varner Farms, Edgar County, Illinois, 1980 to date.

Theresa Boyd	55	Treasurer since 2008	Controller: Illinois Agricultural Association, 2004 to date; Vice President and Treasurer since 12/08
(3/24/53)			(COUNTRY Trust Bank); Vice President, Finance and Treasurer Illinois Agricultural Association and
			Affiliated Companies 2008 to date.

Peter J. Borowski	58	Controller since 2005	Vice President and Controller, COUNTRY Trust Bank 2005 to date and COUNTRY Insurance and
(5/10/50)			Financial Services 2003 to date.

Barbara L. Mosson	56	Chief Compliance	Compliance Officer, COUNTRY Trust Bank, 2000 to date; Compliance Officer, Busey Bank, 1996 to 2000
(4/30/52)		Officer, Anti-Money	including predecessor company.
		Laundering Compliance
		Officer since 2004

Bruce D. Finks	56	Vice President since 1996	Vice President – Investments: COUNTRY Trust Bank, 1995 to date (4).
(1/31/53)

Erik Gravelle	33	Vice President since 2008	Director, Business Retirement Services; COUNTRY Trust Bank (4), Beginning February 2008; Product
(12/23/75)			Development Actuary; COUNTRY Life Insurance Company, 1999 to 2008.

John D. Blackburn	60	Vice President since 2001	Chief Executive Officer: COUNTRY Insurance & Financial Services (5), 2001 to date.
(4/2/48)

Robert W. Rush, Jr.	63	Vice President since 1999	Executive Vice President & Trust Officer: COUNTRY Trust Bank, 1999 to date.
(9/3/45)

Richard L. Guebert, Jr.	57	Vice President since 2004	Director and Vice President: Illinois Agricultural Association and Affiliated Companies, 2003 to date; Vice
(8/9/51)			President: COUNTRY Trust Bank, 2003 to date; President-Randolph County Farm Bureau, 1997 to 2003. Farmer.

Derek C. Vogler	37	Vice President since 2006	Vice President; Investments and Trust Officer: COUNTRY Trust Bank, 2005 to date.
(10/5/71)

Philip T. Nelson*	51	Trustee and President	Director and President: Illinois Agricultural Association and Affiliated Companies, 2003 to date; Director
(6/12/57)		since 2003
and President and Chairman of the Board: COUNTRY Trust Bank, 2003 to date; Director:  American Farm
Bureau Federation and certain of its Affiliated Companies, 2004 to date; Chairman: Country Capital
Management Company, 2003 to date; Farmer.

James M. Jacobs	42	General Counsel and	General Counsel and Secretary: Illinois Agricultural Association and Affiliated Companies, February 2008
(6/19/66)		Secretary	to date; Various Attorney Positions: Illinois Agricultural Association and Affiliated Companies, April 2005
		since 2008	to February 2008; General Counsel and Secretary: COUNTRY Trust Bank, February 2008 to date; Director: Murphy, Rogers, Slass and Gambel, 1999 to 2005.

(1)
All trustees represent all four portfolios of the COUNTRY Mutual Funds complex.  COUNTRY Mutual Funds Trust currently is comprised of the following four portfolios:  COUNTRY Growth Fund, COUNTRY Bond Fund, COUNTRY VP Growth Fund, and COUNTRY VP Bond Fund.

(2)	The mailing address for all officers and trustees of the Funds is c/o COUNTRY Trust Bank, 1705 N. Towanda Avenue, Bloomington, Illinois 61702.

COUNTRY VP Mutual Funds — Trustees and Officers Information (continued)

(3)
Affiliated Companies of the Illinois Agricultural Association include, without limitation, members of the COUNTRY Financial Group, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company and IAA Foundation.

(4)	COUNTRY Trust Bank was formed on May 1, 2000 and is the successor to IAA Trust Company, an Illinois corporation with trust powers which was reorganized into a federal thrift.
(5)
COUNTRY Financial is a group of insurance and financial services companies which includes: COUNTRY Mutual Insurance Company, COUNTRY Preferred Insurance Company, COUNTRY Casualty Insurance Company, COUNTRY Life Insurance Company, COUNTRY Investors Life Assurance Company, COUNTRY Capital Management Company, COUNTRY Trust Bank and CC Services, Inc. and other Affiliated Companies.

*	Interested Trustees

Availability of Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at 1-800-245-2100 and the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ended June 30, 2008 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedules of portfolio holdings on Form N-Q with the SEC.  The Funds will file Form N-Q for the first and third quarters of each fiscal year.  The Funds’ Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

(This Page Intentionally Left Blank.)

Statement of Additional Information (SAI):

The SAI contains more detailed information on all aspects of the Funds.  It has been filed with the Securities and Exchange Commission and is incorporated by reference.

To request a free copy of the current SAI please write or call

COUNTRY Funds
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 245-2100

or contact

COUNTRY Fund Management,
a department of
COUNTRY Trust Bank
(309) 821-4600

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov.  You may request documents from the SEC, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling the SEC at 1-800-SEC-0330, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.  To aid you in obtaining this information, the Funds’ 1940 Act registration number is 811-10475.

Investment management, retirement, trust and planning services

COUNTRY Trust Bank
1705 N. Towanda Ave., PO Box 2020
Bloomington, IL 61702-2020
www.countryinvestment.com

SEC file # 811-10475

COUNTRY Mutual Funds Trust
COUNTRY VP Growth Fund
COUNTRY VP Bond Fund

Board of Trustees
Robert W. Weldon
Philip T. Nelson
William G. Beeler
Charlot R. Cole
Nancy J. Erickson
Roger D. Grace
William H. Olthoff
Carson H. Varner Jr.

Officers
Philip T. Nelson, President
Richard L. Guebert, Jr., Vice President
Bruce D. Finks, Vice President
Robert W. Rush Jr., Vice President
John D. Blackburn, Vice President
Erik Gravelle, Vice President
Derek C. Vogler, Vice President
James M. Jacobs, Secretary and
  General Counsel
Theresa Boyd, Treasurer
Peter J. Borowski, Controller
Barbara L. Mosson, Chief Compliance Officer
  and Anti-Money Laundering Compliance
  Officer

Investment Advisor
COUNTRY Fund Management, a Department of
  COUNTRY Trust Bank
Bloomington, Illinois

Distributor
COUNTRY Capital Management Company
Bloomington, Illinois

Transfer Agent
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

Custodian
COUNTRY Trust Bank
1705 N. Towanda Ave.
Bloomington, Illinois  61702-2020
www.countryinvestment.com

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

General Counsel
James M. Jacobs, Esq.
Office of the General Counsel
Bloomington, Illinois

This Report has been prepared for the general information of shareholders of the Funds and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning the sales charge and other pertinent information.

F30-113-06 (02/09)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Robert W. Weldon is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2008	FYE 12/31/2007
Audit Fees	$45,000	$40,000
Audit-Related Fees	$9,000	$7,000
Tax Fees	$9,500	$9,200
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The registrant’s investment adviser is COUNTRY Fund Management, a department of COUNTRY Trust Bank.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and COUNTRY Trust Bank for the last two years.  The registrant’s accountant has not provided non-audit services directly to COUNTRY Fund Management during this period.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to COUNTRY Trust Bank is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant
Registrant’s Investment Adviser	$72,750	$31,700

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       COUNTRY Mutual Funds Trust

By (Signature and Title)*     /s/ Philip T. Nelson
Philip T. Nelson, President

Date        2/27/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Philip T. Nelson
Philip T. Nelson, President

Date       2/27/2009

By (Signature and Title)*      /s/ Theresa Boyd
Theresa Boyd, Treasurer

Date      2/27/2009

* Print the name and title of each signing officer under his or her signature.